UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 23, 2003


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 9. REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2003

                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated December 23, 2003

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                                  Exhibit 99.1





 FOR IMMEDIATE RELEASE

For further information contact:                              David O'Reilly
                                                              James R. Batten
                                                              (417) 862-3333
________________________________________________________________________________

                 O'REILLY AUTOMOTIVE INC. NAMES JOHN MURPHY AND
                      RONALD RASHKOW TO BOARD OF DIRECTORS
________________________________________________________________________________

Springfield, MO, December 23, 2003 - O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY) announced that John Murphy and Ronald Rashkow have been appointed to the Company's Board of Directors (the "Board") effective December 19, 2003.

Mr. Murphy is currently the executive vice president and chief financial officer of Accuride Corporation. Previously, Mr. Murphy served as president, chief executive officer and director of Falconite, Inc.; executive vice president of administration, chief financial officer and corporate secretary of North American Stainless, Inc.; as vice president of finance and strategic planning of Armco Advanced Materials Company various positions with Corning, Inc. and Coopers & Lybrand. Mr. Murphy has nearly 30 years of business experience with an emphasis in finance.

Mr. Murphy, a Certified Public Accountant, earned a Masters of Business Administration from the University of Colorado and a Bachelors of Science in Accounting from The Pennsylvania State University.

Mr. Rashkow currently serves on the advisory boards of Hilco Trading Co., Inc. and Milton's Baking Company. He also serves as Lead Director of Factory 2-U Stores, Inc. (NASDAQ). Mr. Rashkow was formerly chief executive officer and director of Handy Andy Home Improvement Centers and a founding principal of Chapman Partners, LLC. During Mr. Rashkow's 44 years of business experience, he has served on various home center industry boards and has initiated and negotiated many transactions as both a principal and advisor.

Mr. Rashkow earned a Bachelors of Science in Economics and Marketing from the Illinois Institute of Technology.

"The business  knowledge  and  experience of John Murphy and Ron Rashkow will be valuable additions to our board of directors," stated David O'Reilly, co-chairman and chief executive officer of O'Reilly Automotive. "John's financial expertise will serve us well as the chairman of the Audit Committee and as a member of the Corporate Governance/Nominating Committee. Ron's extensive business experience will be beneficial in his role on the Audit and Compensation Committees."

The addition of Mr. Murphy and Mr. Rashkow brings the total number of independent directors to five, of nine total directors, resulting in a majority of independent directors.

O'Reilly Automotive is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,074 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of September 30, 2003.